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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-4 (No. 333-01509) of FSI International, Inc. of our report dated February 23, 1996 relating to the consolidated financial statements of Semiconductor Systems, Inc. which appears in the Current Report on Form 8-K of FSI International, Inc. dated April 17, 1996.


PRICE WATERHOUSE LLP

San Jose, California
April 12, 1996